

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 8, 2005
                                                -----------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)


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
         NEW YORK                           1-5452                       15-0405700
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   (State or other jurisdiction          (Commission                  (I.R.S. Employer
         of incorporation)               File Number)               Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                                    13421
-----------------------------------------------------------------------------------------
(Address of principal executive offices)                                  (Zip Code)



Registrant's telephone number, including area code   (315) 361-3000
                                                  -------------------------

Former name or former address, if changed since last repor        N/A
                                                          -----------------





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ITEM 8.01.    OTHER EVENTS

              The information required by this Item is incorporated by reference to a press release dated March 8, 2005, which is attached as an exhibit to this Form.


ITEM 9.01.    FINANCIAL STATEMENTS & EXHIBITS.

              (c.)   Exhibits

              EXHIBIT 99.1         Press Release dated March 8, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ONEIDA LTD.

                                              By: /s/ ANDREW G. CHURCH
                                                  --------------------
                                                       Andrew G. Church
                                                       Senior Vice President &
                                                       Chief Financial Officer

Dated: March 9, 2005